================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: OCTOBER 24, 2005

                             FLAGSTAR BANCORP, INC.
             (Exact name of registrant as specified in its charter)


          MICHIGAN                          1-16577             38-3150651
(State or other jurisdiction of           (Commission File   (I.R.S. Employer
         incorporation)                       Number)       Identification No.)

5151 CORPORATE DRIVE, TROY, MICHIGAN                              48098
(Address of principal executive offices)                        (Zip Code)

                                 (248) 312-2000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 24, 2005, Flagstar Bancorp, Inc. issued a press release regarding its results of operations and financial condition for the three and nine months ended September 30, 2005. The text of the press release is included as Exhibit 99.1 to this report. The information included in the press release text and the financial supplement is considered to be "furnished" under Securities Exchange Act 1934. The Company will include final financial statements and additional analyses for the three and nine months ended September 30, 2005, as part of its Form 10-Q covering that period.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) The following exhibit is being furnished herewith:

Exhibit No.           Exhibit Description
-----------           -------------------
99.1                  Press release of Flagstar Bancorp, Inc. dated
                      October 24, 2005.



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FLAGSTAR BANCORP, INC.

     Dated: October 26, 2005            By: /s/ Paul D. Borja
                                            ------------------------------------
                                            Paul D. Borja
                                            Executive Vice President and Chief
                                            Financial Officer

                                 EXHIBIT INDEX


Exhibit No.           Exhibit Description
-----------           -------------------
99.1                  Press Release of Flagstar Bancorp, Inc. dated
                      October 24, 2005.